EXHIBIT 99.1

L e g a l  S e r v i c e s  D e p a r t m e n t
M E M O R A N D U M

TO:	Directors and Executive Officers of Premiere Global Services, Inc.

FROM:	Scott Askins Leonard SVP – Legal and General Counsel

DATE:	November 17, 2008

RE:	Important Notice Regarding Combined 401(k) Plan Black-Out Period and Regularly Scheduled Q4 2008 Earnings Black-Out Period

     This notice is to inform you of significant restrictions on your ability to trade in securities of Premiere Global Services, Inc. (“PGI”) during an upcoming black-out period that will apply to the Premiere Global Services, Inc. 401(k) Plan (the “401(k) Plan”). The black-out period is scheduled to begin during the week of December 22, 2008 and end during the week of January 10, 2009 (the “401(k) Plan Black-Out Period”). The 401(k) Plan Black-Out Period is required in order to effect a change in trustee, custodian and recordkeeper for the 401(k) Plan to Wells Fargo Bank, N.A.

     During the 401(k) Plan Black-Out Period, PGI’s directors and executive officers are prohibited from buying or selling equity securities of PGI (including PGI's common stock, par value $0.01 per share (the “Common Stock”), securities convertible into or exchangeable for shares of PGI's Common Stock, and derivative securities pertaining to any such equity securities) held in the 401(k) Plan or otherwise.

     IN ACCORDANCE WITH SECTION 306 OF THE SARBANES-OXLEY ACT OF 2002 AND REGULATION BTR OF THE SECURITIES AND EXCHANGE COMMISSION, YOU ARE PROHIBITED DURING THE 401(k) PLAN BLACK-OUT PERIOD FROM DIRECTLY OR INDIRECTLY PURCHASING, SELLING OR OTHERWISE ACQUIRING OR TRANSFERRING ANY EQUITY SECURITIES OF PGI ACQUIRED IN CONNECTION WITH YOUR SERVICE OR EMPLOYMENT AS A DIRECTOR OR EXECUTIVE OFFICER OF PGI.*

     The 401(k) Plan Black-Out Period coincides in part with our regularly scheduled quarterly black-out for the fourth quarter and fiscal year ended December 31, 2008 (the “Earnings Black-Out Period”). Therefore, directors and executive officers will be subject to a black-out period and precluded from trading in PGI Common Stock beginning on December 15, 2008 and ending after the second full trading day following the issuance of our fourth quarter and year end 2008 earnings release.

     THE EARNINGS BLACK-OUT PERIOD APPLIES TO ANY EQUITY SECURITIES OF PGI BENEFICIALLY OWNED BY YOU, WHETHER ACQUIRED IN CONNECTION WITH YOUR SERVICE OR EMPLOYMENT AS A DIRECTOR OR EXECUTIVE OFFICER, IN THE 401(k) PLAN OR OTHERWISE.*

Please note the following:

1.	The term “equity securities” is defined broadly to include PGI's Common Stock, securities convertible into or exchangeable for shares of PGI’s Common Stock (including warrants, preferred stock and options), and derivative securities pertaining to any of PGI’s equity securities.

2.	The term “acquired in connection with service or employment as a director or executive officer” for purposes of the 401(k) Black-Out Period, includes transactions whereby you acquire, directly or indirectly, equity securities:

	(i)	while serving as a director or executive officer of PGI, under a compensatory plan, contract, authorization or arrangement, not limited to those involving your direct ownership, including, but not limited to, plans relating to options, warrants or rights, pension, retirement or deferred compensation or bonus, incentive or profit-sharing plans (whether or not set forth in any formal plan document), including the 401(k) Plan and any other compensatory plan, contract, authorization or arrangement with a parent, subsidiary or affiliate of PGI;

	(ii)	while serving as a director or executive officer of PGI, as a result of any transaction or business relationship in which you have a pecuniary interest (for example, transactions by your immediate family members or any other person (other than a tenant or employee) living in your household);

	(iii)	while serving as a director or executive officer of PGI, as “directors’ qualifying shares” or other securities you must hold to satisfy any minimum ownership requirements or guidelines for directors or executive officers of PGI;

	(iv)	before becoming, or while serving as, a director or executive officer of PGI, as a direct or indirect inducement to service or employment as a director or executive officer of PGI; or

	(v)	before becoming, or while serving as, a director or executive officer of PGI, as a result of a business combination in respect of an equity security of an entity involved in such business combination that you acquired as a result of your service or employment as a director or executive officer of that entity.

3.	The term “acquires such equity security in connection with service or employment as a director or executive officer,” includes transactions whereby you acquire equity securities before or during the 401(k) Plan Black-Out Period, including:

(i) your acquisition of PGI equity securities during the 401(k) Plan Black-Out Period, if the acquisition is in connection with your service as a director or executive officer; and

(ii) your disposition of PGI equity securities during the 401(k) Plan Black-Out Period, if the disposition involves PGI equity securities acquired in connection with your service or employment as a director or executive officer.

4.	Although you are permitted by Regulation BTR to engage in transactions involving equity securities that were not acquired in connection with your service or employment as a director or executive officer of PGI, there is a presumption that any transaction involving equity securities during the 401(k) Plan Black-Out Period is a transaction involving an equity security acquired in connection with your service or employment as a director or executive officer of PGI, unless you can specifically identify the source of the equity securities in question and demonstrate that you use this identification consistently for all purposes related to the transaction (for example, tax reporting, and any applicable disclosure and reporting requirements).

5.	Among other things, these rules prohibit you from exercising options granted to you in connection with your service or employment as a director or executive officer of PGI, selling Common Stock acquired pursuant to such options, and selling the Common Stock originally received as a restricted stock grant or pursuant to a restricted stock unit grant.

6.	The Earnings Black-Out Period, which coincides with but extends beyond the 401(k) Plan Black-Out Period, will not be limited to securities acquired in connection with your service or employment as a director or executive officer.

     AS YOU ARE AWARE, AS A PRE-CLEARANCE PERSON, YOU MUST CONTACT ME BEFORE ENGAGING IN ANY TRANSACTION INVOLVING PGI’S EQUITY SECURITIES (WHETHER OR NOT WE ARE IN A BLACK-OUT PERIOD).

     You may obtain, without charge, information regarding the black-out periods, including the actual start date and ending date of the black-out periods, by contacting me at Premiere Global Services, Inc., 3280 Peachtree Road, Suite 1000, The Terminus Building, Atlanta, Georgia 30305 or at (404) 262-8502. You should also check our website (www.premiereglobal.com) to determine the fourth quarter and year end 2008 earnings release date.

     If you have any questions regarding these policies and procedures, please contact me at the phone number listed above or at scott.leonard@premiereglobal.com. Thank you.

*	Applicable exemptions from the black-out periods include the following:

	(i)	acquisitions of equity securities under a dividend or interest reinvestment plan;

	(ii)	purchases or sales of equity securities pursuant to a valid Rule 10b5-1 plan adopted prior to the black-out Period;

	(iii)	purchases or sales of equity securities other than discretionary transactions, pursuant to certain “tax-conditioned” plans;

	(iv)	increases or decreases in the number of equity securities held as a result of a stock split or stock dividend applying equally to all equity securities in that class;

	(v)	grants and awards of equity securities (including options and stock appreciation rights) pursuant to a plan that allows directors or executive officers to receive grants or awards, provides for grants or awards to occur automatically and specifies their terms and conditions;

	(vi)	exercises, conversions or terminations of derivative securities that were not written or acquired by you during the black-out periods or while you were aware of the actual or approximate beginning or ending date of the black-out periods, and where (a) the derivative security, by its terms, may be exercised, converted or terminated only on a fixed date, with no discretionary provision for earlier exercise, conversion or termination, or (b) the derivative security is exercised, converted or terminated by a counterparty and you do not exercise any influence on the counterparty as to whether or when to exercise, convert or terminate the derivative security;

	(vii)	acquisitions or dispositions of equity securities involving a good faith gift or a transfer by will or the laws of descent and distribution;

	(viii)	acquisitions or dispositions of equity securities pursuant to a domestic relations order;

	(ix)	sales or other dispositions of equity securities required by the laws or other requirements of an applicable jurisdiction; and

	(x)	acquisitions or dispositions of equity securities in connection with a merger, acquisition, divestiture or similar transaction occurring by operation of law.